UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange
3.125% Senior Notes due 2032	APH32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Amphenol Corporation (the “Company”) was held on May 21, 2026.  As of March 23, 2026, the record date for the meeting, 1,229,430,709 shares of Class A Common Stock, par value $.001 per share (“Common Stock”) were outstanding.  A quorum of 1,121,383,291 shares were present or represented at the meeting.

The stockholders (i) elected each of the Company’s nominees for director, (ii) ratified the selection of Deloitte & Touche LLP as independent public accountants of the Company, and (iii) approved the advisory vote to approve compensation of named executive officers.  The voting results for each item, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 8, 2026, are as follows:

1.	ELECTION OF EIGHT DIRECTORS

FOR the nominees:

NOMINEE	FOR	AGAINST	ABSTAIN	NON-VOTES
Nancy A. Altobello	1,060,354,260	12,136,716	226,738	48,665,577
David P. Falck	1,019,588,710	51,238,137	1,890,867	48,665,577
Sanjiv Lamba	1,061,622,681	10,849,424	245,609	48,665,577
Rita S. Lane	1,066,823,967	5,662,734	231,013	48,665,577
Robert A. Livingston	1,043,851,235	28,626,974	239,505	48,665,577
R. Adam Norwitt	1,014,364,065	58,062,011	291,638	48,665,577
Prahlad Singh	1,063,901,047	8,572,596	244,071	48,665,577
Anne Clarke Wolff	1,064,478,936	8,011,199	227,579	48,665,577

2.	RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

FOR	1,048,449,127	AGAINST	72,154,410

ABSTAIN	779,754	NON-VOTES	0

3.	ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

FOR	984,297,730	AGAINST	83,096,067

ABSTAIN	5,323,917	NON-VOTES	48,665,577

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Executive Vice President, Secretary and General Counsel

Date: May 22, 2026